UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08707

Name of Fund: BlackRock MuniHoldings Insured Fund, Inc. (MUS)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock
MuniHoldings Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing
address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2008

Date of reporting period: 05/01/2007 – 04/30/2008

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

Annual Report

APRIL 30, 2008

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings Insured Fund, Inc. (MUS)

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

2 ANNUAL REPORT

APRIL 30, 2008

A Letter to Shareholders

Dear Shareholder

Over the past several months, financial markets have been buffeted by the housing recession, the credit market unraveling and related liquidity freeze and steadily rising commodity prices. Counterbalancing these difficulties were booming export activity, a robust non-financial corporate sector and, notably, aggressive and timely monetary and fiscal policy actions.

Amid the market tumult, the Federal Reserve Board (the “Fed”) intervened with a series of moves to bolster liquidity and ensure financial market stability. Since September 2007, the central bank slashed the target federal funds rate 325 basis points (3.25%), bringing the rate to 2.0% as of period-end. Of greater magnitude, however, were the Fed’s other policy decisions, which included opening the discount window directly to broker dealers and investment banks and backstopping the unprecedented rescue of Bear Stearns.

The Fed’s response to the financial crisis helped to improve credit conditions and investor mood. After hitting a low point on March 17 (coinciding with the collapse of Bear Stearns), equity markets found a welcome respite in April, when the

S&P 500 Index of U.S. stocks posted positive monthly performance for the first time since October 2007. International markets, which outpaced those of the U.S. for much of 2007, saw a reversal in that trend, as effects of the credit crisis and downward pressures on growth were far-reaching.

In contrast to equity markets, Treasury securities rallied (yields fell as prices correspondingly rose), as a broad “flight-

to–quality” theme persisted. The yield on 10-year Treasury issues, which touched 5.30% in June 2007 (its highest level in five years), fell to 4.04% by year-end and to 3.77% by April 30. Treasury issues relinquished some of their gains in April,

however, as investor appetite for risk returned and other high-quality fixed income sectors outperformed.

Problems within the monoline insurance industry and the failure of auctions for auction rate securities plagued the municipal bond market, driving yields higher and prices lower across the curve. However, in conjunction with the more recent shift in sentiment, the sector delivered strong performance in the final month of the reporting period.

Overall, the major benchmark indexes generated results that generally reflected heightened investor risk aversion:

Total Returns as of April 30, 2008	6-month	12-month

U.S. equities (S&P 500 Index)	– 9.64%	– 4.68%

Small cap U.S. equities (Russell 2000 Index)	–12.92	–10.96

International equities (MSCI Europe, Australasia, Far East Index)	– 9.21	– 1.78

Fixed income (Lehman Brothers U.S. Aggregate Index)	+ 4.08	+ 6.87

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+ 1.47	+ 2.79

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	– 0.73	– 0.80

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today’s volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets,

and we look forward to continuing to serve you in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of April 30, 2008

BlackRock MuniHoldings Fund, Inc.

Investment Objective

BlackRock MuniHoldings Fund, Inc. (MHD) (the “Fund”) seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal income taxes.

Performance

For the 12 months ended April 30, 2008, the Fund returned –4.74% based on market price, with dividends reinvested. The Fund’s return based on net asset value (“NAV”) was –2.08%, with dividends reinvested. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) cat-
egory posted an average return of –3.47% on a NAV basis. Comparative performance was enhanced by the Fund’s overweight in high-quality pre-refund-
ed bonds, as credit spreads widened during the period. The relatively shorter duration of these securities also was a positive factor, as the differential between short- and long-term municipal yields increased significantly. Additionally, Fund performance benefited from an above-average distribution yield.

Fund Information

	Symbol on New York Stock Exchange	MHD
	Initital Offering Date	May 2, 1997
	Yield on Closing Market Price as of April 30, 2008 ($14.77)*	5.77%
	Tax Equivalent Yield**	8.88%
	Current Monthly Distribution per share of Common Stock***	$0.071
	Current Annualized Distribution per share of Common Stock***	$0.852
	Leverage as of April 30, 2008****	40%

* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
** Tax equivalent yield assumes the maximum federal tax rate of 35%.
*** The distribution is not constant and is subject to change.
**** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred
Stock (“Preferred Stock”) and Tender Option Bond Trusts (“TOBs”)) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	4/30/08	4/30/07	Change	High	Low

Market Price	$14.77	$16.49	(10.43%)	$16.68	$13.92
Net Asset Value	$15.20	$16.51	(7.93%)	$16.53	$14.57

The following charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

Sector	4/30/08	4/30/07

Hospital	21%	19%
City, County & State	16	14
Industrial & Pollution Control	15	19
Sales Tax	12	10
Education	9	10
Housing	8	4
Transportation	7	11
Power	6	3
Tobacco	5	6
Water & Sewer	1	1
Lease Revenue	—	3

Credit Quality Allocations[1]

Credit Rating	4/30/08	4/30/07

AAA/Aaa	40%	37%
AA/Aa	12	10
A/A	18	16
BBB/Baa	8	15
BB/Ba	1	1
B/B	2	1
CCC/Caa	2	2
Not Rated[2]	17	18

[1] Using the higher of Standard & Poor’s or Moody’s Investors
Service ratings.
[2] The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2008 and 2007, the market value of these securities was $10,735,995 representing 3% and $23,744,601 representing 6%, respectively, of the Fund’s long-term investments.

4 ANNUAL REPORT

APRIL 30, 2008

Fund Summary as of April 30, 2008

BlackRock MuniHoldings Insured Fund, Inc.

Investment Objective

BlackRock MuniHoldings Insured Fund, Inc. (MUS) (the “Fund”) seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal income taxes. Under normal circumstances, the Fund also invests at least 80% of its total assets in municipal bonds that are covered by insurance.

Performance

For the 12 months ended April 30, 2008, the Fund returned –4.34% based on market price, with dividends reinvested. The Fund’s return based on NAV was –0.95%, with dividends reinvested. For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of –1.68% on a NAV basis. The Fund’s performance benefited from an overweight in pre-refunded bonds, as the yield curve steepened and shorter maturity issues outperformed. Conversely, problems within the monoline insurance industry had a negative impact on the entire insured municipal market, detracting from the Fund’s performance for the period.

Fund Information

Symbol on New York Stock Exchange	MUS
Initital Offering Date	May 1, 1998
Yield on Closing Market Price as of April 30, 2008 ($11.97)*	4.86%
Tax Equivalent Yield**	7.48%
Current Monthly Distribution per share of Common Stock***	$0.0485
Current Annualized Distribution per share of Common Stock***	$0.582
Leverage as of April 30, 2008****	45%

* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
** Tax equivalent yield assumes the maximum federal tax rate of 35%.
*** The distribution is not constant and is subject to change.
**** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Stock and TOBs)
minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	4/30/08	4/30/07	Change	High	Low

Market Price	$11.97	$13.13	(8.83%)	$13.18	$11.26
Net Asset Value	$13.31	$14.10	(5.60%)	$14.11	$12.38

The following charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

Sector	4/30/08	4/30/07

Transportation	17%	10%
City, County & State	16	23
Sales Tax	13	17
Lease Revenue	12	10
Education	9	14
Hospital	9	6
Housing	9	7
Power	7	2
Industrial & Pollution Control	4	6
Water & Sewer	3	2
Resource Recovery	1	1
Tobacco	—	2

Credit Quality Allocations[1]

Credit Rating	4/30/08	4/30/07

AAA/Aaa	83%	89%
AA/Aa	8	4
A/A	8	3
BBB/Baa	1	4

1 Using the higher of Standard & Poor’s or Moody’s Investors
Service ratings.

ANNUAL REPORT APRIL 30, 2008 5

The Benefits and Risks of Leveraging

BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured
Fund, Inc. (each a “Fund” and, collectively, the “Funds”) utilize leverage to seek to enhance the yield and NAV of their Common Stock. However, these objectives cannot be achieved in all interest rate environments.

To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to
Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund’s Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-
term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit
Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund’s Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional
$50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund’s total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund’s long-term invest-
ments, and therefore the Common Stock shareholders are the benefici-
aries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund’s Common Stock (that is, its price as listed on the New York Stock

Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock’s NAV will reflect the full decline in the price of the portfolio’s investments, since the value of the fund’s
Preferred Stock does not fluctuate. In addition to the decline in NAV, the market value of the fund’s Common Stock may also decline.

In addition, the Funds may from time to time leverage their assets through the use of tender option bond (“TOB”) programs. In a typical
TOB program, the Fund transfers one or more municipal bonds to a TOB trust, which issues short-term variable rate securities to third-party investors and a residual interest to the Fund. The cash received by the
TOB trust from the issuance of the short-term securities (less transaction expenses) is paid to the Fund, which invests the cash in additional port-
folio securities. The distribution rate on the short-term securities is reset periodically (typically every seven days) through a remarketing of the short-term securities. Any income earned on the bonds in the TOB trust, net of expenses incurred by the TOB trust, that is not paid to the holders of the short-term securities is paid to the Fund. In connection with man-
aging the Funds’ assets, the Funds’ investment advisor may at any time retrieve the bonds out of the TOB trust typically within seven days. TOB investments generally will provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates similar to those associated with Preferred Stock issued by the Fund, as described above.
Additionally, fluctuations in the market value of municipal securities deposited into the TOB trust may adversely affect the Funds’ NAVs per share. (See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOB trusts.)

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Stock in an amount up to 50% of their total managed assets at the time of issuance. Each Fund also anticipates that its total economic leverage will not exceed 50% of its total managed assets.
Economic leverage includes Preferred Stock and TOBs. As of April 30,
2008, BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings
Insured Fund, Inc. had economic leverage of 40% and 45% of managed assets, respectively.

Swap Agreements

The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

6 ANNUAL REPORT

APRIL 30, 2008

Schedule of Investments April 30, 2008 BlackRock MuniHoldings Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Alabama — 2.7%
Camden, Alabama, IDB, Exempt Facilities Revenue
Bonds (Weyerhaeuser Company), Series A,
6.125%, 12/01/24	$ 1,750	$ 1,760,972
Jefferson County, Alabama, Limited Obligation School
Warrants, Series A, 5%, 1/01/24	4,550	3,958,546

		5,719,518

Arizona — 6.5%
Maricopa County, Arizona, IDA, Education Revenue
Bonds (Arizona Charter Schools Project 1),
Series A:
6.50%, 7/01/12	900	824,130
6.75%, 7/01/29	2,200	1,990,274
Phoenix, Arizona, IDA, Airport Facility, Revenue
Refunding Bonds (America West Airlines Inc.
Project), AMT, 6.30%, 4/01/23	2,215	1,936,862
Pinal County, Arizona, COP, 5%, 12/01/29	1,000	989,540
Salt Verde Financial Corporation, Arizona, Senior Gas
Revenue Bonds:
5%, 12/01/32	3,505	3,182,470
5%, 12/01/37	4,905	4,384,530
Show Low, Arizona, Improvement District Number 5,
Special Assessment Bonds, 6.375%, 1/01/15	415	419,291

		13,727,097

California — 17.0%
Agua Caliente Band of Cahuilla Indians, California,
Casino Revenue Bonds, 5.60%, 7/01/13	875	859,714
California Pollution Control Financing Authority, PCR,
Refunding (Pacific Gas & Electric), AMT, Series A,
5.35%, 12/01/16 (a)	6,810	7,062,651
California State, GO, Refunding, 5%, 6/01/32	2,455	2,460,229
California State Public Works Board, Lease Revenue
Bonds (Department of Corrections), Series C,
5.25%, 6/01/28	6,800	6,908,120
California Statewide Communities Development
Authority, Health Facility Revenue Bonds (Memorial
Health Services), Series A, 6%, 10/01/23	3,870	4,060,791
East Side Union High School District, California,
Santa Clara County, GO (Election of 2002),
Series D, 5%, 8/01/21 (b)	2,000	2,087,580
Golden State Tobacco Securitization Corporation of
California, Tobacco Settlement Revenue Bonds,
Series A-3, 7.875%, 6/01/13 (c)	1,165	1,398,734

	Par
Municipal Bonds	(000)	Value

California (concluded)
Montebello, California, Unified School District,
GO (d)(e):
5.61%, 8/01/22	$ 2,405	$1,139,513
5.61%, 8/01/23	2,455	1,092,401
Oceanside, California, Unified School District, GO
(Election of 2000), Series C, 5.25%, 8/01/32 (a)	2,095	2,136,355
Sacramento County, California, Airport System Revenue
Bonds, AMT, Senior Series B, 5.25%, 7/01/39 (f)	2,115	2,084,502
Sequoia, California, Unified High School District, GO,
Refunding, Series B, 5.50%, 7/01/35 (f)	3,490	3,723,690
Sunnyvale, California, School District, GO (Election of
2004), Series A, 5%, 9/01/26 (f)	1,000	1,037,210

		36,051,490

Colorado — 5.3%
Colorado Health Facilities Authority Revenue Bonds
(Catholic Health) (f):
Series C-3, 5.10%, 10/01/41	2,580	2,586,011
Series C-7, 5%, 9/01/36	1,650	1,653,861
Colorado Health Facilities Authority, Revenue
Refunding Bonds (Poudre Valley Health Care) (f):
5.20%, 3/01/31	500	508,260
Series B, 5.25%, 3/01/36	1,000	1,014,450
Series C, 5.25%, 3/01/40	1,750	1,772,890
Elk Valley, Colorado, Public Improvement Revenue
Bonds (Public Improvement Fee), Series A,
7.35%, 9/01/31	2,645	2,656,850
Plaza Metropolitan District Number 1, Colorado, Tax
Allocation Revenue Bonds (Public Improvement
Fees), 8.125%, 12/01/25	1,000	1,004,360

		11,196,682

Connecticut — 5.5%
Connecticut State Development Authority, Airport
Facility Revenue Bonds (Learjet Inc. Project), AMT,
7.95%, 4/01/26	2,165	2,338,287
Connecticut State Development Authority, IDR (AFCO
Cargo BDL-LLC Project), AMT, 8%, 4/01/30	2,735	2,830,178
Connecticut State Health and Educational Facilities
Authority Revenue Bonds (Yale University):
Series T-1, 4.70%, 7/01/29	3,185	3,226,501
Series X-3, 4.85%, 7/01/37	3,265	3,313,093

		11,708,059

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the	AMT	Alternative Minimum Tax (subject to)	IDB	Industrial Development Board
Schedule of Investments, we have abbreviated the	COP	Certificates of Participation	IDR	Industrial Development Revenue Bonds
names and descriptions of many of the securities	EDA	Economic Development Authority	M/F	Multi-Family
according to the list on the right.	GO	General Obligation Bonds	PCR	Pollution Control Revenue Bonds
	HDA	Housing Development Authority	S/F	Single-Family
	HFA	Housing Finance Agency	VRDN	Variable Rate Demand Notes
	IDA	Industrial Development Authority

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2008

7

Schedule of Investments (continued) BlackRock MuniHoldings Fund, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Florida — 7.6%
Greater Orlando Aviation Authority, Florida, Airport
Facilities Revenue Bonds (JetBlue Airways Corp.), AMT,
6.50%, 11/15/36	$ 2,095	$1,730,323
Hillsborough County, Florida, IDA, Hospital Revenue
Bonds (H. Lee Moffitt Cancer Center Project), Series A,
5.25%, 7/01/37	3,190	3,056,690
Miami-Dade County, Florida, Special Obligation Revenue
Bonds, Sub-Series A, 5.24%, 10/01/37 (a)(e)	2,340	450,169
Midtown Miami, Florida, Community Development
District, Special Assessment Revenue Bonds:
Series A, 6.25%, 5/01/37	2,250	2,083,500
Series B, 6.50%, 5/01/37	2,530	2,279,024
Orange County, Florida, Health Facilities Authority,
Hospital Revenue Bonds (Orlando Regional
Healthcare), 6%, 12/01/12 (c)	3,225	3,623,320
Orlando, Florida, Urban Community Development
District, Capital Improvement Special Assessment
Bonds, Series A, 6.95%, 5/01/11 (c)	800	884,832
Palm Coast Park Community Development District,
Florida, Special Assessment Revenue Bonds,
5.70%, 5/01/37	710	570,968
Preserve at Wilderness Lake, Florida, Community
Development District, Capital Improvement Bonds,
Series A, 5.90%, 5/01/34	1,580	1,421,763

		16,100,589

Georgia — 3.5%
Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station
Project), 7.90%, 12/01/11 (c)	1,750	2,068,675
Atlanta, Georgia, Tax Allocation Refunding Bonds
(Atlantic Station Project) (g):
5.25%, 12/01/20	1,000	1,057,120
5.25%, 12/01/21	2,000	2,099,940
5.25%, 12/01/22	1,000	1,043,580
Main Street Natural Gas, Inc., Georgia, Gas Project
Revenue Bonds, Series A, 6.375%, 7/15/38	1,185	1,185,652

		7,454,967

Illinois — 3.3%
Chicago, Illinois, Board of Education, GO, VRDN,
Series C-1, 2.62%, 3/01/31 (f)(h)	100	100,000
Chicago, Illinois, Special Assessment Bonds (Lake
Shore East), 6.75%, 12/01/32	1,200	1,211,940
Illinois HDA, Homeowner Mortgage Revenue Bonds, AMT,
Sub-Series C-2, 5.35%, 2/01/27	4,000	3,990,280
Illinois State Finance Authority Revenue Bonds, Series A:
(Landing At Plymouth Place Project), 6%, 5/15/25	700	659,428
(Monarch Landing, Inc. Project), 7%, 12/01/37	1,010	991,376

		6,953,024

Indiana — 2.6%
Allen County, Indiana, Redevelopment District Tax
Increment Revenue Bonds (General Motors
Development Area), 7%, 5/15/08 (c)(e)	7,645	5,421,605

	Par
Municipal Bonds	(000)	Value

Kentucky — 1.0%
Louisville and Jefferson Counties, Kentucky, Metropolitan
Sewer District, Sewer and Drain System Revenue
Bonds, Series A, 5.50%, 5/15/34 (a)	$ 2,000	$2,076,280

Louisiana — 6.0%
Louisiana Local Government Environmental Facilities and
Community Development Authority Revenue Bonds
(Westlake Chemical Corporation), 6.75%, 11/01/32	3,500	3,430,245
Louisiana Public Facilities Authority, Hospital Revenue
Bonds (Franciscan Missionaries of Our Lady Health
System, Inc.), Series A, 5.25%, 8/15/36	4,115	4,078,706
Louisiana Public Facilities Authority Revenue
Bonds (Black & Gold Facilities Project), Series A,
5%, 7/01/39 (i)	3,815	3,394,549
New Orleans, Louisiana, Financing Authority Revenue
Bonds (Xavier University of Louisiana Project),
5.30%, 6/01/26 (a)	1,750	1,778,140

		12,681,640

Maryland — 7.9%
Anne Arundel County, Maryland, Special Obligation
Revenue Bonds (Arundel Mills Project),
7.10%, 7/01/09 (c)	1,870	2,005,762
Baltimore, Maryland, Convention Center Hotel Revenue
Bonds, Senior Series A, 5.25%, 9/01/39 (b)	10,835	11,188,546
Maryland State Economic Development Corporation,
Student Housing Revenue Bonds (University of
Maryland College Park Project), 6%, 6/01/13 (c)	760	865,055
Maryland State Energy Financing Administration, Limited
Obligation Revenue Bonds (Cogeneration-AES
Warrior Run), AMT, 7.40%, 9/01/19	2,750	2,645,637

		16,705,000

Massachusetts — 3.7%
Massachusetts State School Building Authority,
Dedicated Sales Tax Revenue Bonds, Series A,
5%, 8/15/30 (f)	5,000	5,113,050
Massachusetts State, HFA, Housing Revenue Bonds,
AMT, Series A, 5.25%, 12/01/48	2,900	2,715,937

		7,828,987

Michigan — 2.7%
Flint, Michigan, Hospital Building Authority, Revenue
Refunding Bonds (Hurley Medical Center), Series A,
6%, 7/01/20 (j)	1,400	1,358,742
Michigan State Strategic Fund, Limited Obligation
Revenue Refunding Bonds (Detroit Edison
Company Pollution Control Project), AMT, Series B,
5.65%, 9/01/29	3,000	3,011,490
Michigan State Strategic Fund, PCR (General Motors
Corporation Project), VRDN, 7%, 12/01/08 (h)	1,300	1,300,000

		5,670,232

Minnesota — 1.8%
Minneapolis, Minnesota, Community Development
Agency, Supported Development Revenue Refunding
Bonds, Series G-3, 5.45%, 12/01/11 (c)	3,500	3,793,125

See Notes to Financial Statements.

8 ANNUAL REPORT

APRIL 30, 2008

Schedule of Investments (continued) BlackRock MuniHoldings Fund, Inc. (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Mississippi — 2.1%
Mississippi Business Finance Corporation, Mississippi,
PCR, Refunding (System Energy Resources Inc.
Project), 5.90%, 5/01/22	$ 2,500	$ 2,474,200
Mississippi Development Bank, Special Obligation
Revenue Refunding Bonds (Gulfport Water and
Sewer System Project) (f):
5.25%, 7/01/17	1,000	1,104,800
5.25%, 7/01/19	810	883,127

		4,462,127

Missouri — 1.5%
Fenton, Missouri, Tax Increment Revenue Refunding
and Improvement Bonds (Gravois Bluffs),
7%, 10/01/11 (c)	1,915	2,185,455
Missouri State Development Finance Board,
Infrastructure Facilities Revenue Refunding Bonds
(Branson), Series A, 5.50%, 12/01/32	1,000	942,200

		3,127,655

New Jersey — 10.3%
New Jersey EDA, Cigarette Tax Revenue Bonds:
5.75%, 6/15/29	5,385	5,262,330
5.75%, 6/15/34	2,280	2,181,937
New Jersey EDA, Retirement Community Revenue
Bonds, Series A (c):
(Cedar Crest Village Inc.), 7.25%, 11/15/11	1,475	1,700,896
(Seabrook Village Inc.), 8.25%, 11/15/10	2,600	2,981,264
New Jersey EDA, Special Facility Revenue
Bonds (Continental Airlines Inc. Project), AMT:
6.25%, 9/15/29	2,950	2,469,651
6.625%, 9/15/12	1,000	961,300
New Jersey State Turnpike Authority, Turnpike Revenue
Bonds, Series C, 5%, 1/01/30 (f)	3,500	3,569,335
Tobacco Settlement Financing Corporation of New Jersey,
Asset-Backed Revenue Bonds, 7%, 6/01/13 (c)	2,315	2,719,454

		21,846,167

New York — 11.2%
Dutchess County, New York, IDA, Civic Facility Revenue
Refunding Bonds (Saint Francis Hospital), Series A,
7.50%, 3/01/29	1,100	1,166,902
New York City, New York, City IDA, Civic Facility Revenue
Bonds, Series C, 6.80%, 6/01/28	535	556,197
New York City, New York, City IDA, Special Facility
Revenue Bonds (Continental Airlines Inc. Project),
AMT:
8%, 11/01/12	725	722,847
8.375%, 11/01/16	725	730,235
New York City, New York, Sales Tax Asset
Receivable Corporation Revenue Bonds, Series A,
5%, 10/15/20 (a)	9,115	9,671,015

	Par
Municipal Bonds	(000)	Value

New York (concluded)
Tobacco Settlement Financing Corporation of New York
Revenue Bonds:
Series A-1, 5.50%, 6/01/18	$ 3,150	$3,298,554
Series C-1, 5.50%, 6/01/17	3,500	3,635,415
Series C-1, 5.50%, 6/01/22	1,400	1,458,436
Westchester County, New York, IDA, Continuing Care
Retirement, Mortgage Revenue Bonds (Kendal on
Hudson Project), Series A, 6.50%, 1/01/13 (c)	2,080	2,359,947

		23,599,548

Ohio — 1.0%
Buckeye Tobacco Settlement Financing Authority, Ohio,
Tobacco Settlement Asset-Backed Bonds, Series A-2,
6.50%, 6/01/47	2,160	2,100,254

Pennsylvania — 5.8%
Bucks County, Pennsylvania, IDA, Retirement Community
Revenue Bonds (Ann’s Choice Inc.), Series A,
6.25%, 1/01/35	1,700	1,652,587
Pennsylvania Economic Development Financing Authority,
Exempt Facilities Revenue Bonds (National Gypsum
Company), AMT, Series B, 6.125%, 11/01/27	3,500	3,007,795
Philadelphia, Pennsylvania, Authority for IDR, Commercial
Development, 7.75%, 12/01/17	725	725,732
Philadelphia, Pennsylvania, Authority for Industrial
Development, Senior Living Revenue Bonds:
(Arbor House Inc. Project), Series E,
6.10%, 7/01/33	1,105	1,097,574
(Saligman House Project), Series C,
6.10%, 7/01/33	1,245	1,236,634
Philadelphia, Pennsylvania, Water and
Wastewater Revenue Refunding Bonds, VRDN,
2.50%, 6/15/23 (f)(h)	300	300,000
Sayre, Pennsylvania, Health Care Facilities Authority,
Revenue Bonds (Guthrie Healthcare System), Series B,
7.125%, 12/01/11 (c)	3,500	4,230,695

		12,251,017

Rhode Island — 1.5%
Rhode Island State Health and Educational Building
Corporation, Hospital Financing Revenue Bonds
(Lifespan Obligation Group), 6.50%, 8/15/12 (c)	2,820	3,203,576

South Carolina — 1.6%
Medical University Hospital Authority, South Carolina,
Hospital Facilities Revenue Refunding Bonds, Series A,
6.375%, 8/15/12 (c)	3,020	3,428,697

South Dakota — 0.8%
South Dakota State Health and Educational Facilities
Authority Revenue Bonds (Sanford Health),
5%, 11/01/40	1,825	1,728,403

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2008

9

Schedule of Investments (continued) BlackRock MuniHoldings Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Tennessee — 7.0%
Hardeman County, Tennessee, Correctional Facilities
Corporation Revenue Bonds, 7.75%, 8/01/17	$ 4,030	$4,057,565
Shelby County, Tennessee, Health, Educational
and Housing Facility Board, Hospital Revenue
Refunding Bonds:
(Methodist Healthcare), 6.50%, 9/01/12 (c)	1,845	2,110,477
(Methodist Healthcare), 6.50%, 9/01/12 (c)	2,730	3,122,820
(Saint Jude Children’s Research Hospital),
5%, 7/01/31	2,250	2,266,358
Tennessee Educational Loan Revenue Bonds
(Educational Funding South Inc.), AMT, Senior
Series B, 6.20%, 12/01/21	3,160	3,170,396

		14,727,616

Texas — 11.1%
Brazos River, Texas, Harbor Navigation District, Brazoria
County Environmental Revenue Refunding Bonds
(Dow Chemical Company Project), AMT, Series A-7,
6.625%, 5/15/33	3,655	3,746,631
Houston, Texas, Health Facilities Development
Corporation, Retirement Facility Revenue Bonds
(Buckingham Senior Living Community), Series A,
7.125%, 2/15/14 (c)	1,800	2,179,818
Lower Colorado River Authority, Texas, PCR (Samsung
Austin Semiconductor), AMT, 6.375%, 4/01/27	3,000	3,002,730
Matagorda, Texas, Hospital District Revenue Bonds,
5%, 2/15/35 (k)	4,500	4,313,835
SA Energy Acquisition Public Facilities Corporation,
Texas, Gas Supply Revenue Bonds:
5.50%, 8/01/23	2,425	2,427,255
5.50%, 8/01/24	1,100	1,096,392
5.50%, 8/01/25	1,120	1,112,496
Texas State Department of Housing and Community
Affairs, Residential Mortgage Revenue Bonds, AMT,
Series A, 5.70%, 1/01/33 (l)	2,710	2,751,707
Texas State Department of Housing and Community
Affairs, Residential Mortgage Revenue Refunding
Bonds, AMT, Series B, 5.25%, 7/01/22 (l)	2,740	2,799,568

		23,430,432

Vermont — 1.1%
Vermont Educational and Health Buildings Financing
Agency, Revenue Bonds (Developmental and Mental
Health), Series A, 6%, 6/15/17	2,370	2,448,779

Virginia — 5.1%
Chesterfield County, Virginia, IDA, PCR (Virginia Electric
and Power Company), Series A, 5.875%, 6/01/17	1,150	1,218,333
Fairfax County, Virginia, EDA, Resource Recovery Revenue
Refunding Bonds, AMT, Series A, 6.10%, 2/01/11 (m)	3,000	3,160,380
Pocahontas Parkway Association, Virginia, Toll Road
Revenue Bonds, Senior Series B,
8.40%, 8/15/08 (c)(e)	1,800	533,325
Tobacco Settlement Financing Corporation of Virginia,
Asset-Backed Revenue Bonds, 5.625%, 6/01/15 (c)	3,035	3,394,556
Virginia State, HDA, Commonwealth Mortgage Revenue
Bonds, Series H, Sub-Series H-1, 5.35%, 7/01/31 (a)	2,370	2,391,235

		10,697,829

	Par
Municipal Bonds	(000)	Value

Washington — 1.5%
Central Puget Sound Regional Transportation Authority,
Washington, Sales and Use Tax Revenue Bonds,
Series A, 5%, 11/01/32 (f)	$ 1,855	$1,904,417
Seattle, Washington, Housing Authority Revenue Bonds
(Replacement Housing Project), 6.125%, 12/01/32	1,340	1,337,374

		3,241,791

Wisconsin — 1.2%
Wisconsin State Health and Educational Facilities
Authority Revenue Bonds:
(New Castle Place Project), Series A, 7%, 12/01/31	825	831,336
(SynergyHealth Inc.), 6%, 11/15/32	1,755	1,715,303

		2,546,639

Puerto Rico — 0.7%
Puerto Rico Industrial, Medical and Environmental
Pollution Control Facilities Financing Authority, Special
Facilities Revenue Bonds (American Airlines Inc.),
Series A, 6.45%, 12/01/25	2,060	1,522,113

U.S. Virgin Islands — 1.7%
Virgin Islands Government Refinery Facilities, Revenue
Refunding Bonds (Hovensa Coker Project), AMT,
6.50%, 7/01/21	3,460	3,548,956

Total Municipal Bonds
(Cost — $298,268,863) — 142.3%		300,999,894

Municipal Bonds Transferred to
Tender Option Bond Trusts (n)

California — 3.9%
San Jose, California, Airport Revenue Refunding Bonds,
Series A, 5.50%, 3/01/32 (m)	5,210	5,249,440
Tustin, California, Unified School District, Senior Lien
Special Tax Bonds (Community Facilities District
Number 97-1), 5%, 9/1/32 (f)	2,910	2,947,131

		8,196,571

New York — 2.1%
New York City, New York, Sales Tax Asset
Receivable Corporation Revenue Bonds, Series A,
5.25%, 10/15/27 (m)	4,240	4,423,677

Texas — 5.9%
Harris County, Texas, Toll Road Revenue Refunding
Bonds, Senior Lien, Series A, 5.25%, 8/15/35 (f)	11,760	12,487,944

Virginia — 5.2%
Virginia State, HDA, Commonwealth Mortgage
Revenue Bonds, Series H, Sub-Series H-1,
5.375%, 7/1/36 (a)	10,940	10,976,977

Total Municipal Bonds Transferred to Tender Option
Bond Trusts (Cost — $36,314,742) — 17.1%		36,085,169

See Notes to Financial Statements.

10 ANNUAL REPORT

APRIL 30, 2008

Schedule of Investments (concluded) BlackRock MuniHoldings Fund, Inc.

(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

Merrill Lynch Institutional Tax-Exempt
Fund, 2.49% (o)(p)	8,971	$ 8,971

Total Short-Term Securities
(Cost — $8,971) — 0.0%		8,971

Total Investments (Cost — $334,592,576*) — 159.4%		337,094,034
Other Assets Less Liabilities — 8.0%		17,019,487
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (8.3%)		(17,642,454)
Preferred Stock, at Redemption Value — (59.1%)		(125,041,773)

Net Assets, Applicable to Common Stock — 100.0%		$ 211,429,294

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 316,797,841

Gross unrealized appreciation	$ 10,149,523
Gross unrealized depreciation	(7,383,330)

Net unrealized appreciation	$ 2,766,193

(a) MBIA Insured.
(b) XL Capital Insured.
(c) U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d) FGIC Insured.
(e) Represents a zero coupon bond. Rate shown reflects the effective yield at the time of purchase.
(f) FSA Insured.
(g) Assured Guaranty Insured.
(h) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(i) CIFG Insured.
(j) ACA Insured.
(k) FHA Insured.
(l) FNMA/GNMA Collateralized.
(m) AMBAC Insured.
(n) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(o) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net	Dividend
Affiliate	Activity	Income

Merrill Lynch Institutional Tax-Exempt Fund	51	$279

(p) Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT APRIL 30, 2008 11

Schedule of Investments April 30, 2008 BlackRock MuniHoldings Insured Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Alabama — 1.2%
Jefferson County, Alabama, Limited Obligation School
Warrants, Series A, 5.50%, 1/01/22	$ 2,170	$2,012,632

Arkansas — 4.3%
Arkansas State Development Finance Authority, M/F
Mortgage Revenue Refunding Bonds, Series C,
5.35%, 12/01/35 (a)(b)	7,420	7,452,500

California — 26.1%
California State Public Works Board, Lease Revenue
Bonds (Department of General Services — Capitol
East End Complex), Series A, 5%, 12/01/27 (c)	2,000	2,014,580
California State, Various Purpose, GO,
5.25%, 12/01/22 (d)	5,955	6,274,426
East Side Union High School District, California, Santa
Clara County, GO (Election of 2002), Series B,
5%, 8/01/27 (e)	1,800	1,801,512
Modesto, California, Schools Infrastructure Financing
Agency, Special Tax Bonds, 5.50%, 9/01/36 (c)	2,565	2,614,197
Palomar Pomerado Health Care District, California, GO
(Election of 2004), Series A, 5.125%, 8/01/37 (b)	4,325	4,451,506
Rancho Cucamonga, California, Redevelopment
Agency, Tax Allocation Refunding Bonds (Rancho
Redevelopment Project), Series A, 5%, 9/01/34 (b)	1,000	1,001,410
Sacramento County, California, Airport System Revenue
Bonds, AMT, Senior Series B, 5.25%, 7/01/39 (d)	3,150	3,104,577
San Jose, California, GO (Libraries, Parks and Public
Safety Projects), 5%, 9/01/30 (b)	1,265	1,287,428
San Pablo, California, Joint Powers Financing Authority,
Tax Allocation Revenue Refunding Bonds (b)(f):
5.66%, 12/01/24	2,635	1,065,831
5.66%, 12/01/25	2,355	893,463
5.66%, 12/01/26	2,355	842,336
Santa Ana, California, Unified School District, GO, 5%,
8/01/32 (b)	4,265	4,302,063
Sequoia, California, Unified High School District, GO,
Refunding, Series B, 5.50%, 7/01/35 (d)	3,145	3,355,589
Stockton, California, Public Financing Revenue
Bonds (Redevelopment Projects), Series A,
5.25%, 9/01/31 (g)	4,540	4,545,720
Vista, California, COP (Community Projects),
5%, 5/01/37 (b)	3,600	3,623,328
West Contra Costa, California, Unified School District,
GO, Series C, 5%, 8/01/21 (e)	3,480	3,557,256

		44,735,222

Colorado — 10.0%
Aurora, Colorado, COP, 5.75%, 12/01/10 (c)(h)	10,620	11,460,361
Colorado Health Facilities Authority Revenue Bonds
(Catholic Health), Series C-3, 5.10%, 10/01/41 (d)	5,600	5,613,048

		17,073,409

District of Columbia — 0.9%
District of Columbia, Deed Tax Revenue Bonds (Housing
Production Trust Fund — New Communities Project),
Series A, 5%, 6/01/32 (b)	1,500	1,516,305

Municipal Bonds	(000)	Value

Florida — 25.1%
Brevard County, Florida, Health Facilities Authority,
Healthcare Facilities Revenue Bonds (Health First Inc.
Project), 5%, 4/01/34	$ 1,650	$ 1,543,162
Broward County, Florida, HFA, S/F Mortgage
Revenue Refunding Bonds, AMT, Series E,
5.90%, 10/01/39 (i)(j)	1,470	1,490,506
Hillsborough County, Florida, HFA, S/F Mortgage Revenue
Bonds, AMT, Series 1, 5.375%, 10/01/49 (i)(j)	2,100	2,025,828
Hillsborough County, Florida, IDA, Hospital Revenue
Bonds (H. Lee Moffitt Cancer Center Project), Series A,
5.25%, 7/01/37	2,450	2,347,615
Hillsborough County, Florida, IDA, PCR, Refunding (Tampa
Electric Company Project), Series B, 5.15%, 9/01/25	700	710,381
Jacksonville, Florida, Health Facilities Authority, Hospital
Revenue Bonds (Baptist Medical Center Project),
5%, 8/15/37 (d)	4,515	4,534,640
Lee County, Florida, HFA, S/F Mortgage Revenue
Bonds (Multi-County Program), AMT, Series A-2,
6%, 9/01/40 (i)(j)	2,500	2,596,525
Lee Memorial Health System, Florida, Hospital Revenue
Bonds, Series A, 5%, 4/01/32 (c)	3,000	3,004,140
Miami, Florida, Special Obligation Revenue Bonds
(Street and Sidewalk Improvement Program),
5%, 1/01/37 (b)	2,000	2,002,900
Miami-Dade County, Florida, School Board, COP,
Series A, 5%, 5/01/21 (d)(e)	2,385	2,421,276
Miami-Dade County, Florida, Special Obligation Revenue
Bonds, Sub-Series A, 5.24%, 10/01/37 (b)(f)	2,225	428,046
Okaloosa County, Florida, Water and Sewer Revenue
Refunding Bonds, 5%, 7/01/36 (d)	1,000	1,016,700
Orange County, Florida, School Board, COP, VRDN,
Series B, 3.50%, 8/01/27 (b)(f)(k)	3,740	3,740,000
Orlando, Florida, Senior Tourist Development Tax
Revenue Bonds (6th Cent Contract Payments),
Series A, 5.25%, 11/01/38 (l)	2,000	2,066,480
Orlando-Orange County Expressway Authority, Florida,
Expressway Revenue Bonds, VRDN, Sub-Series D,
3.34%, 7/01/40 (c)(k)	1,000	1,000,000
Pasco County, Florida, Half-Cent Sales Tax Revenue
Bonds, 5.125%, 12/01/28 (c)	3,850	3,904,863
Saint Petersburg, Florida, Public Utilities Revenue
Refunding Bonds, 5%, 10/01/35 (b)	4,295	4,355,946
Seminole County, Florida, Water and Sewer Revenue
Bonds, 5%, 10/01/31	3,750	3,816,900

		43,005,908

Georgia — 2.4%
Augusta, Georgia, Water and Sewer Revenue Bonds,
5.25%, 10/01/34 (d)	4,000	4,145,560

Illinois — 12.5%
Chicago, Illinois, GO, Series A, 6%, 7/01/10 (e)(h)	7,965	8,639,396
Chicago, Illinois, O’Hare International Airport
Revenue Bonds, Third Lien:
AMT, Series B-2, 6%, 1/01/29 (m)	4,300	4,401,007
Series A, 5%, 1/01/31 (b)	1,000	983,940
Chicago, Illinois, Water Revenue Refunding Bonds,
Second Lien, 5.25%, 11/01/33 (d)	2,500	2,634,150
Illinois State, GO, First Series, 6%, 1/01/18 (e)	4,500	4,674,690
Lake, Cook, Kane and McHenry Counties, Illinois,
Community Unit School District Number 220, GO,
5.75%, 12/01/19 (e)	45	47,390

		21,380,573

See Notes to Financial Statements.

12 ANNUAL REPORT

APRIL 30, 2008

Schedule of Investments (continued) BlackRock MuniHoldings Insured Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Indiana — 6.1%
Indiana Municipal Power Agency, Power Supply System
Revenue Bonds, Series A (b):
5%, 1/01/37	$ 4,460	$4,459,688
5%, 1/01/42	6,000	5,965,680

		10,425,368

Louisiana — 0.5%
Louisiana State, Gas and Fuels Tax Revenue Bonds,
Series A, 5%, 5/01/41 (e)	940	944,926

Massachusetts — 8.5%
Massachusetts Bay Transportation Authority, Sales
Tax Revenue Refunding Bonds, Senior Series A,
5%, 7/01/35	3,375	3,394,035
Massachusetts State, HFA, Housing Development
Revenue Refunding Bonds, AMT, Series A,
5.15%, 6/01/11 (b)	565	571,255
Massachusetts State, HFA, Rental Housing Mortgage
Revenue Bonds, AMT, Series C, 5.50%, 7/01/32 (d)	2,440	2,488,898
Massachusetts State School Building Authority,
Dedicated Sales Tax Revenue Bonds, Series A,
5%, 8/15/30 (d)	8,000	8,180,880

		14,635,068

Michigan — 5.3%
Boyne City, Michigan, Public School District, GO,
5.75%, 5/01/09 (e)(h)	2,035	2,107,914
Michigan State Strategic Fund, Limited Obligation
Revenue Refunding Bonds (Detroit Edison Company
Pollution Control Project), AMT (m):
Series A, 5.50%, 6/01/30	2,000	1,997,360
Series B, 5.65%, 9/01/29	1,500	1,515,735
Series C, 5.65%, 9/01/29	3,500	3,536,715

		9,157,724

Minnesota — 2.5%
Sauk Rapids, Minnesota, Independent School District
Number 47, GO, Series A, 5.65%, 2/01/19 (b)	4,015	4,308,858

Missouri — 5.4%
Cape Girardeau, Missouri, School District Number
063, GO (Missouri Direct Deposit Program),
5.50%, 3/01/18 (e)	2,000	2,096,280
Mehlville, Montana, School District Number R-9, COP,
Series A (d):
5.50%, 3/01/11 (h)	5,510	5,934,049
5.50%, 3/01/14	360	383,188
5.50%, 3/01/15	405	431,086
5.50%, 3/01/16	215	228,848
5.50%, 3/01/17	280	297,408

		9,370,859

New Jersey — 9.6%
New Jersey EDA, Cigarette Tax Revenue Bonds,
5.75%, 6/15/34 (l)	3,800	3,985,288
New Jersey EDA, Motor Vehicle Surcharge Revenue
Bonds, Series A, 5.25%, 7/01/33 (b)	6,700	6,873,262
New Jersey State Turnpike Authority, Turnpike Revenue
Bonds, Series C, 5%, 1/01/30 (d)	5,500	5,608,955

		16,467,505

	Par
Municipal Bonds	(000)	Value

New York — 15.7%
Nassau Health Care Corporation, New York, Health
System Revenue Bonds, 5.75%, 8/01/09 (d)(h)	$10,000	$ 10,633,900
New York City, New York, GO, Series E, 5%, 11/01/17 (d)	4,000	4,311,680
New York City, New York, Sales Tax Asset Receivable
Corporation Revenue Bonds, Series A (c):
5.25%, 10/15/27	4,095	4,272,395
5%, 10/15/32	4,000	4,077,240
New York State Dormitory Authority Revenue Bonds
(School Districts Financing Program), Series D,
5.25%, 10/01/23 (b)	3,505	3,663,636

		26,958,851

Oregon — 0.9%
Portland, Oregon, Urban Renewal and Redevelopment
Tax Allocation Bonds (Oregon Convention Center),
Series A, 5.75%, 6/15/15 (c)	1,400	1,486,646

Rhode Island — 4.8%
Providence, Rhode Island, Redevelopment Agency
Revenue Refunding Bonds (Public Safety and
Municipal Buildings), Series A, 5.75%, 4/01/10 (c)(h)	5,000	5,361,000
Rhode Island State Health and Educational Building
Corporation Revenue Bonds (Rhode Island School of
Design), Series D, 5.50%, 8/15/31 (m)	2,870	2,898,585

		8,259,585

South Carolina — 0.9%
Medical University Hospital Authority, South Carolina,
Hospital Facilities Revenue Refunding Bonds, Series A,
5.25%, 2/15/25 (a)(b)	1,525	1,571,787

Tennessee — 2.6%
Tennessee HDA, Revenue Refunding Bonds
(Homeownership Program), AMT, Series A (d):
5.25%, 7/01/22	2,300	2,307,797
5.35%, 1/01/26	2,115	2,116,058

		4,423,855

Texas — 18.7%
Dallas-Fort Worth, Texas, International Airport, Joint
Revenue Bonds, AMT, Series B, 6%, 11/01/23 (b)	700	707,287
Dallas-Fort Worth, Texas, International Airport Revenue
Bonds, AMT, Series A, 5.50%, 11/01/33 (b)	8,000	8,003,760
Houston, Texas, Community College System,
Participation Interests, COP (Alief Center Project),
5.75%, 8/15/22 (b)	2,595	2,667,194
North Texas Tollway Authority, System Revenue
Refunding Bonds (b):
5.75%, 1/01/40	6,710	7,081,063
Series A, 5.625%, 1/01/33	6,585	6,917,608
Series B, 5.75%, 1/01/40	6,275	6,626,965

		32,003,877

Virginia — 0.9%
Virginia State, HDA, Commonwealth Mortgage Revenue
Bonds, Series H, Sub-Series H-1, 5.35%, 7/01/31 (b)	1,500	1,513,440

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2008

13

Schedule of Investments (concluded) BlackRock MuniHoldings Insured Fund, Inc.

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

Washington — 4.9%
Bellevue, Washington, GO, Refunding,
5.50%, 12/01/39 (b)	$ 4,000	$ 4,160,160
Chelan County, Washington, Public Utility District
Number 001, Consolidated Revenue Bonds (Chelan
Hydro System), AMT, Series A, 5.45%, 7/01/37 (c)	2,310	2,283,204
Snohomish County, Washington, Public Utility
District Number 001, Electric Revenue Bonds,
5.50%, 12/01/22 (d)	1,810	1,940,682

		8,384,046

West Virginia — 2.9%
West Virginia State Housing Development Fund,
Housing Finance Revenue Refunding Bonds, Series D,
5.20%, 11/01/21 (b)	5,000	5,062,250

Wisconsin — 0.3%
Wisconsin State Health and Educational Facilities
Authority Revenue Bonds (Blood Center of
Southeastern Wisconsin Project), 5.50%, 6/01/24	500	507,975

Puerto Rico — 1.1%
Puerto Rico Public Buildings Authority, Government
Facilities Revenue Refunding Bonds, Series D,
5.25%, 7/01/36	1,870	1,805,878

Total Municipal Bonds
(Cost — $297,209,507) — 174.1%		298,610,607

Municipal Bonds Transferred to
Tender Option Bond Trusts (n)

California — 2.9%
Tustin, California, Unified School District, Senior Lien
Special Tax Bonds (Community Facilities District
Number 97-1) (d):
5%, 9/01/32	2,180	2,207,817
5%, 9/01/38	2,800	2,829,148

		5,036,965

Illinois — 4.8%
Chicago, Illinois, O’Hare International Airport, General
Airport Revenue Refunding Bonds, Airport and Marina
Imports, Series A, 5%, 1/01/38 (d)	8,000	8,145,280

Municipal Bonds Transferred to Tender Option
Bond Trusts (Cost — $12,689,260) — 7.7%		13,182,245

Short-Term Securities	Shares

Merrill Lynch Institutional Tax-Exempt
Fund, 2.49% (o)(p)	20,821	20,821

Total Short-Term Securities
(Cost — $20,821) — 0.0%		20,821

Total Investments (Cost — $309,919,588*) — 181.8%		311,813,673
Other Assets Less Liabilities — 0.2%		261,869
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (3.8%)		(6,512,302)
Preferred Stock, at Redemption Value — (78.2%)		(134,052,778)

Net Assets Applicable to Common Stock — 100.0%	$ 171,510,462

* The cost and unrealized appreciation (depreciation) of investments as of
April 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 303,046,013

Gross unrealized appreciation	$ 5,511,153
Gross unrealized depreciation	(3,233,493)

Net unrealized appreciation	$ 2,277,660

(a) FHA Insured.
(b) MBIA Insured.
(c) AMBAC Insured.
(d) FSA Insured.
(e) FGIC Insured.
(f) Represents a zero coupon bond. Rate shown reflects the effective yield at the time of purchase.
(g) Radian Insured.
(h) U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(i) FHLMC Collateralized.
(j) FNMA/GNMA Collateralized.
(k) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(l) Assured Guaranty Insured.
(m) XL Capital Insured.
(n) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(o) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net	Dividend
Affiliate	Activity	Income

Merrill Lynch Institutional Tax-Exempt Fund	(26)	$5,085

(p) Represents the current yield as of report date.

See Notes to Financial Statements.

14 ANNUAL REPORT APRIL 30, 2008

Statements of Assets and Liabilities

		BlackRock
	BlackRock	MuniHoldings
	MuniHoldings	Insured
April 30, 2008	Fund, Inc.	Fund, Inc.

Assets

Investments at value — unaffiliated[1]	$ 337,085,063	$ 311,792,852
Investments at value — affiliated[2]	8,971	20,821
Cash	95,042	75,003
Investments sold receivable	25,232,097	—
Interest receivable	5,518,786	4,081,634
Prepaid expenses	15,443	13,526

Total assets	367,955,402	315,983,836

Accrued Liabilities

Investments purchased payable	12,602,306	3,074,211
Income dividends payable	987,824	624,981
Investment advisory fees payable	151,596	118,384
Interest expense and fees payable	112,454	22,302
Other affiliates payable	1,974	1,776
Officer and Directors’ fees payable	300	271
Other accrued expenses payable	97,881	88,671

Total accrued liabilities	13,954,335	3,930,596

Other Liabilities

Trust certificates[3]	17,530,000	6,490,000

Total Liabilities	31,484,335	10,420,596

Preferred Stock

Preferred Stock, at redemption value, par value $0.10 per share[4] at $25,000 per share liquidation preference	125,041,773	134,052,778

Net Assets Applicable to Common Stock

Net assets applicable to Common Stock	$ 211,429,294	$ 171,510,462

Net Assets Applicable to Common Stock Shareholders Consist of

Common Stock, par value $0.10 per share[5]	$ 1,391,301	$ 1,288,620
Paid-in capital in excess of par	205,793,237	181,957,307
Undistributed net investment income	1,608,417	1,070,407
Accumulated net realized gain (loss)	134,881	(14,699,957)
Net unrealized appreciation/depreciation	2,501,458	1,894,085

Net Assets Applicable to Common Stock Shareholders	$ 211,429,294	$ 171,510,462

Net asset value per share of Common Stock	$ 15.20	$ 13.31

[1] Cost — unaffiliated	$ 334,583,605	$ 309,898,767

[2] Cost — affiliated	$ 8,971	$ 20,821

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Stock authorized, issued and outstanding:
Series A Shares	2,200	2,680

Series B Shares	2,200	2,680

Series C Shares	600	—

[5] Common Stock issued and outstanding	13,913,010	12,886,200

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2008

15

Statements of Operations

		BlackRock
	BlackRock	MuniHoldings
	MuniHoldings	Insured
Year Ended April 30, 2008	Fund, Inc.	Fund, Inc.

Investment Income

Interest	$ 19,544,487	$ 16,219,993
Dividends from affiliates	279	5,085

Total income	19,544,766	16,225,078

Expenses

Investment advisory	1,901,295	1,700,850
Commissions for Preferred Stock	320,566	343,254
Professional	130,760	119,133
Accounting services	119,114	111,780
Printing	37,688	32,553
Transfer agent	29,093	28,292
Officer and Directors	25,743	23,387
Custodian	20,540	19,436
Registration	8,947	8,868
Miscellaneous	65,500	62,088

Total expenses excluding interest expense and fees	2,659,246	2,449,641
Interest expense and fees[1]	793,243	429,058

Total expenses	3,452,489	2,878,699
Less fees waived by advisor	(18)	(218,534)

Total expenses after waiver	3,452,471	2,660,165

Net investment income	16,092,295	13,564,913

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	551,656	(2,328,173)
Forward interest rate swaps	66,610	207,456

	618,266	(2,120,717)

Net change in unrealized appreciation/depreciation on:
Investments	(17,097,855)	(8,986,817)
Forward interest rate swaps	—	(31,667)

	(17,097,855)	(9,018,484)

Total realized and unrealized loss	(16,479,589)	(11,139,201)

Dividends and Distributions to Preferred Stock Shareholders from

Net investment income	(4,329,651)	(4,926,956)
Net realized gain	(478,218)	—

Total dividends and distributions to Preferred Stock shareholders	(4,807,869)	(4,926,956)

Net Decrease in Net Assets Resulting from Operations	$ (5,195,163)	$ (2,501,244)

[1] Related to tender option bond trusts.

See Notes to Financial Statements.

16 ANNUAL REPORT

APRIL 30, 2008

Statements of Changes in Net Assets

	BlackRock MuniHoldings		BlackRock MuniHoldings
	Fund, Inc.		Insured Fund, Inc.

	Year Ended April 30,		Year Ended April 30,

Increase (Decrease) in Net Assets:	2008	2007	2008	2007

Operations

Net investment income	$ 16,092,295	$ 16,239,704	$ 13,564,913	$ 11,974,605
Net realized gain (loss)	618,266	1,240,725	(2,120,717)	611,540
Net change in unrealized appreciation/depreciation	(17,097,855)	4,521,157	(9,018,484)	4,113,935
Dividends to Preferred Stock shareholders from:
Net investment income	(4,329,651)	(4,394,391)	(4,926,956)	(4,679,918)
Net realized gain	(478,218)	—	—	—

Net increase (decrease) in net assets applicable to Common Stock shareholders
resulting from operations	(5,195,163)	17,607,195	(2,501,244)	12,020,162

Dividends and Distributions to Common Stock Shareholders from

Net investment income	(11,848,523)	(12,475,627)	(7,628,630)	(8,169,851)
Net realized gain	(1,156,764)	—	—	—

Decrease in net assets resulting from dividends and distributions to Common Stock
shareholders	(13,005,287)	(12,475,627)	(7,628,630)	(8,169,851)

Common Stock Transactions

Reinvestment of common dividends	253,398	587,176	—	—

Net Assets Applicable to Common Stock Shareholders

Total increase (decrease) in net assets applicable to Common Stock	(17,947,052)	5,718,744	(10,129,874)	3,850,311
Beginning of year	229,376,346	223,657,602	181,640,336	177,790,025

End of year	$ 211,429,294	$ 229,376,346	$ 171,510,462	$ 181,640,336

End of year undistributed net investment income	$ 1,608,417	$ 1,777,949	$ 1,070,407	$ 61,080

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2008

17

Financial Highlights			BlackRock MuniHoldings Fund, Inc.

			Year Ended April 30,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$ 16.51	$ 16.14	$ 16.31	$ 15.54	$ 15.07

Net investment income[1]	1.16	1.17	1.16	1.20	1.25
Net realized and unrealized gain (loss)	(1.20)	0.42	—[2]	0.84	0.40
Dividends and Distributions to Preferred Stock shareholders from:
Net investment income	(0.31)	(0.32)	(0.23)	(0.12)	(0.07)
Net realized gain	(0.03)	—	—	—	—

Net increase (decrease) from investment operations	(0.38)	1.27	0.93	1.92	1.58

Less Dividends and Distributions to Common Stock shareholders from:
Net investment income	(0.85)	(0.90)	(1.08)	(1.15)	(1.11)
Net realized gain	(0.08)	—	—	—	—

Total dividends and distributions to Common Stock shareholders	(0.93)	(0.90)	(1.08)	(1.15)	(1.11)

Offering and underwriting costs resulting from the issuance of Preferred Stock	—	—	(0.02)	—	—

Net asset value, end of year	$ 15.20	$ 16.51	$ 16.14	$ 16.31	$ 15.54

Market price, end of year	$ 14.77	$ 16.49	$ 16.20	$ 16.12	$ 14.43

Total Investment Return[3]

Based on net asset value	(2.08%)	8.06%	5.69%	12.95%	10.94%

Based on market price	(4.74%)	7.52%	7.34%	20.22%	7.58%

Ratios to Average Net Assets Applicable to Common Stock

Total expenses after waiver and excluding interest expense and fees[4,5]	1.20%	1.17%	1.15%	1.13%	1.14%

Total expenses after waiver[4]	1.56%	1.54%	1.30%	1.15%	1.23%

Total expenses[4]	1.56%	1.54%	1.30%	1.15%	1.24%

Net investment income[4]	7.27%	7.14%	7.15%	7.61%	7.98%

Dividends to Preferred Stock shareholders	1.96%	1.93%	1.45%	0.74%	0.45%

Net investment income to Common Stock shareholders	5.31%	5.20%	5.70%	6.87%	7.53%

Supplemental Data

Net assets applicable to Common Stock, end of year (000)	$ 211,429	$229,376	$223,658	$225,218	$214,473

Preferred Stock outstanding at liquidation preference, end of year (000)	$ 125,000	$125,000	$125,000	$110,000	$110,000

Portfolio turnover	30%	20%	45%	34%	41%

Asset coverage end of year (000)	$ 2,691	$ 2,835	$ 2,789	$ 3,047	$ 2,950

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01).

[3]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Do not reflect the effect of dividends to Preferred Stock shareholders.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

18 ANNUAL REPORT

APRIL 30, 2008

Financial Highlights			BlackRock MuniHoldings Insured Fund, Inc.

			Year Ended April 30,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$ 14.10	$ 13.80	$ 14.44	$ 14.12	$ 14.48

Net investment income[1]	1.05	0.93	0.97	1.01	1.04
Net realized and unrealized gain (loss)	(0.87)	0.36	(0.50)	0.38	(0.42)
Dividends to Preferred Stock shareholders from net investment income	(0.38)	(0.36)	(0.28)	(0.16)	(0.09)

Net increase (decrease) from investment operations	(0.20)	0.93	0.19	1.23	0.53

Dividends to Common Stock shareholders from net investment income	(0.59)	(0.63)	(0.83)	(0.91)	(0.89)

Net asset value, end of year	$ 13.31	$ 14.10	$ 13.80	$ 14.44	$ 14.12

Market price, end of year	$ 11.97	$ 13.13	$ 13.10	$ 13.70	$ 12.64

Total Investment Return[2]

Based on net asset value	(0.95%)	7.29%	1.46%	9.35%	4.07%

Based on market price	(4.34%)	5.25%	1.51%	15.90%	(0.07%)

Ratios to Average Net Assets Applicable to Common Stock

Total expenses after waiver and excluding interest expense and fees[3,4]	1.27%	1.23%	1.24%	1.24%	1.24%

Total expenses after waiver[3]	1.51%	1.56%	1.54%	1.60%	1.57%

Total expenses[3]	1.64%	1.67%	1.65%	1.70%	1.67%

Net investment income[3]	7.72%	6.62%	6.87%	7.09%	7.12%

Dividends to Preferred Stock shareholders	2.80%	2.59%	2.00%	1.09%	0.65%

Net investment income to Common Stock shareholders	4.92%	4.03%	4.87%	6.00%	6.47%

Supplemental Data

Net assets applicable to Common Stock, end of year (000)	$ 171,510	$181,640	$177,790	$185,821	$181,726

Preferred Stock outstanding at liquidation preference, end of year (000)	$ 134,000	$134,000	$134,000	$134,000	$134,000

Portfolio turnover	57%	29%	59%	43%	41%

Asset coverage, end of year (000)	$ 2,280	$ 2,356	$ 2,327	$ 2,387	$ 2,356

[1]	Based on average shares outstanding.

[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Do not reflect the effect of dividends to Preferred Stock shareholders.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2008

19

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings
Insured Fund, Inc. (the “Funds” or individually as the “Fund”), are registered under the Investment Company Act of 1940, as amended
(the “1940 Act”), as non-diversified, closed-end management invest-
ment companies. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United
States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The
Funds determine and make available for publication the net asset values of their Common Stock on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of investments: Municipal investments (including commit-
ments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Fund’s Board of Directors (the
“Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and various relationships between investments. Swap agreements are valued by quoted fair values received by the Funds’ pricing service. Short-term securities are valued at amortized cost.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value
Assets”). When determining the price for Fair Value Assets, the invest-
ment advisor and/or sub-advisor seeks to determine the price that the
Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-
advisor deems relevant. The pricing of all Fair Value Assets is subse-
quently reported to the Board or a committee thereof.

Derivative Financial Information: The Funds may engage in various portfolio investment strategies to increase the return of the Funds and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•Forward interest rate swaps — The Funds may enter into forward interest rate swaps. In a forward interest rate swap, the Funds and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to market daily and changes in value are recorded as un-
realized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. The Funds generally intend to close each forward interest rate swap before the accrual date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

Forward Commitments and When-Issued Delayed Delivery Securities:
The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securi-
ties under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement then the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued basis, the Funds will hold liquid assets worth at least the equivalent of the amount due.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds
leverage their assets through the use of tender option bond trusts
(“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which the Funds have contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB
Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal securities from the TOB to the Fund. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in addi-
tional municipal securities. Each Fund’s transfer of the municipal securi-
ties to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in the Fund’s
Schedule of Investments and the proceeds from the transaction are reported as a liability of the Fund.

20 ANNUAL REPORT

APRIL 30, 2008

Notes to Financial Statements (continued)

Interest income from the underlying securities is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Funds. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. As of April 30, 2008, the aggregate value of the underlying municipal securities transferred to TOBs, the related liabil-
ity for trust certificates and the range of interest rates on trust certifi-
cates during the period were as follows:

Underlying
Municipal
	Bonds	Liability for	Range of
	Transferred	Trust	Interest
	to TOBs	Certificates	Rates

BlackRock MuniHoldings			2.395%—
Fund, Inc	$36,085,169	$17,530,000	3.374%

BlackRock MuniHoldings			2.309%—
Insured Fund, Inc	$13,182,245	$ 6,490,000	2.395%

Financial transactions executed through TOBs generally will under-
perform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds’ investments in TOBs likely will adversely affect the Funds’ investment income and dividends to common stock shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds’ net asset values per share.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds segregate assets in connection with certain investments
(e.g., swaps and when-issued securities), the Funds will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment trans-
actions are recorded on the dates the transactions are entered into
(the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. The Funds amortize all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to pre-
ferred shareholders are accrued and determined as described in Note 4.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective October 31, 2007, the Funds implemented Financial
Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting
for Uncertainty in Income Taxes — an interpretation of FASB Statement
No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition thresh-
old a tax position must meet in connection with accounting for uncer-
tainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and rec-
ognized in the financial statements. The investment advisor has evaluat-
ed the application of FIN 48 to each Fund, and has determined that the adoption of FIN 48 does not have a material impact on each Fund’s financial statements. The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination.
The statute of limitations on each Fund’s U.S. federal tax returns remain open for the years ended April 30, 2005 through April 30, 2007. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement
of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”), was issued and is effective for fiscal years beginning after
November 15, 2007. FAS 157 defines fair value, establishes a frame-
work for measuring fair value and expands disclosures about fair value measurements. The impact on the Funds’ financial statements disclo-
sures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting
Standards No. 159, “The Fair Value Option for Financial Assets and
Financial Liabilities” (“FAS 159”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value.
FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161,
“Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”) was issued and

ANNUAL REPORT

APRIL 30, 2008

21

Notes to Financial Statements (continued)

is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The investment advisor is currently evaluating the implications of FAS 161 and the impact on the Funds’ financial state-
ment disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Directors (“Independent Directors”)
may defer a portion of their annual complex-wide compensation.
Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain
BlackRock Closed-End Funds selected by the Independent Directors.
This has approximately the same economic effect for the Independent
Directors as if the Independent Directors had invested the deferred amounts directly in the other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-
under represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common stock of the other certain BlackRock Closed-End Funds selected by the
Independent Directors in order to match its deferred compensation obligations.

Other: Expenses directly related to each Fund are charged to that
Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appro-
priate methods.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

The Funds have entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly-owned subsidiary of BlackRock, Inc., to provide investment advisory and admin-
istration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC
Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a monthly fee at an annual rate of 0.55%
of each Fund’s average daily net assets, including proceeds from the issuance of Preferred Stock and TOBs.

The Advisor has agreed to waive its advisory fees by the amount of investment advisory fees each Fund pays to the Advisor indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Advisor on the Statements of Operations.
For the year ended April 30, 2008, the amounts were as follows:

Fees Waived
by Advisor

BlackRock MuniHoldings Fund, Inc	$ 18
BlackRock MuniHoldings Insured Fund, Inc	$ 331

The Advisor for MuniHoldings Insured Fund, Inc. has agreed to waive its investment advisory fee on the proceeds of Preferred Stock that exceed
35% of the Fund’s total net assets. These amounts are included in fees waived by advisor on the Statements of Operations. For the year ended
April 30, 2008, the waiver was as follows:

Fees Waived
by Advisor

BlackRock MuniHoldings Insured Fund, Inc	$ 218,203

The Advisor has entered into separate sub-advisory agreements with
BlackRock Investment Management, LLC (“BIM”) an affiliate of the
Advisor, with respect to each Fund, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Fund to the Advisor.

For the year ended April 30, 2008, the Funds reimbursed the Advisor for certain accounting services, which are included in accounting services expenses on the Statements of Operations. The reimbursements were as follows:

Reimbursement
to Advisor

BlackRock MuniHoldings Fund, Inc	$ 6,207
BlackRock MuniHoldings Insured Fund, Inc	$ 5,542

Certain officers and/or directors of the Funds are officers and/or direc-
tors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2008 were as follows:

	Total	Total
	Purchases	Sales

BlackRock MuniHoldings Fund, Inc	$108,363,851	$113,152,898
BlackRock MuniHoldings Insured
Fund, Inc	$178,708,210	$188,875,694

22 ANNUAL REPORT

APRIL 30, 2008

Notes to Financial Statements (continued)

4. Capital Stock Transactions:

Each Fund is authorized to issue 200,000,000 shares of stock, includ-
ing Preferred Stock, par value $0.10 per share, all of which were initially classified as Common Stock. The Board is authorized, however, to reclas-
sify any unissued shares of stock without approval of holders of
Common Stock.

Common Stock

BlackRock MuniHoldings Fund, Inc.

Shares issued and outstanding during the years ended April 30, 2008 and April 30, 2007 increased by 16,210 and 35,650, respectively, as a result of dividend reinvestment.

BlackRock MuniHoldings Insured Fund, Inc.

Shares issued and outstanding during the years ended April 30, 2008 and April 30, 2007 remained constant.

Preferred Stock

Preferred Stock of the Funds has a par value of $0.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at varying annualized rates for each dividend period. The yields in effect at April
30, 2008 were as follows:

	BlackRock	BlackRock
	MuniHoldings	MuniHoldings
	Fund, Inc.	Insured Fund, Inc.

Series A	3.78%	3.59%
Series B	3.59%	3.59%
Series C	4.37%	—

BlackRock MuniHoldings Fund, Inc.

Shares issued and outstanding during the years ended April 30, 2008 and April 30, 2007 remained constant.

BlackRock MuniHoldings Insured Fund, Inc.

Shares issued and outstanding during the years ended April 30, 2008 and April 30, 2007 remained constant.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. For the year ended April 30, 2008, Merrill Lynch,
Pierce, Fenner & Smith Incorporated earned commissions as follows:

Commissions

BlackRock MuniHoldings Fund, Inc	$137,897
BlackRock MuniHoldings Insured Fund, Inc	$154,960

Dividends on seven-day Preferred Stock are cumulative at a rate which is reset every seven days based on the results of an auction. If the
Preferred Stock fails to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the Preferred Stock to holders of such shares for each successive dividend period until such time as the stock is successfully auctioned. The maximum applicable rate on the Preferred Stock for all of the series except BlackRock
MuniHoldings Fund, Inc. Series C is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day
High Grade Index rate divided by 1.00 minus the marginal tax rate.
The maximum applicable rate on the Preferred Stock of BlackRock
MuniHoldings Fund, Inc. Series C is the higher of 110% plus or times the Telerate/BBA LIBOR or 90% of the Kenny S&P 30-day High Grade
Index rate divided by 1.00 minus the marginal tax rate. For the year ended April 30, 2008, the Preferred Stock of each Fund was successfully auctioned at each auction date until February 13, 2008. The low, high and average dividend rates on the Preferred Stock for each Fund for the year ended April 30, 2008 were as follows:

BlackRock MuniHoldings Fund, Inc.	Low	High	Average

Series A	2.833%	4.75%	3.683%
Series B	2.866%	4.75%	3.676%
Series C	2.966%	5.198%	3.828%

BlackRock MuniHoldings Insured
Fund, Inc.	Low	High	Average

Series A	2.866%	4.60%	3.678%
Series B	2.756%	4.508%	3.652%

Since February 13, 2008 the Preferred Stock of each Fund failed to clear any auctions. As a result, the Preferred Stock dividend rates were reset to the maximum applicable rate, which ranged from 2.756% to
5.198% . A failed auction is not an event of default for the Fund but it is a liquidity event for the holders of the Preferred Stock. A failed auction occurs when there are more sellers of a fund’s auction rate preferred stock than buyers. It is impossible to predict how long this imbalance will last. An auction for each Fund’s Preferred Stock may not occur for some time, if ever, and even if liquidity does resume, holders of Preferred
Stock may not have the ability to sell the Preferred Stock at its liquida-
tion preference.

The Funds may not declare dividends or make other distributions on
Common Stock or purchase any such shares if, at the time of the decla-
ration, distribution or purchase, asset coverage with respect to the out-
standing Preferred Stock is less than 200%.

The Preferred Stock is redeemable at the option of each Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated unpaid dividends whether or not declared. The Preferred
Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared,

ANNUAL REPORT

APRIL 30, 2008

23

Notes to Financial Statements (continued)

if certain requirements relating to the composition of the assets and liabilities of the Fund, as set forth in each Fund’s Articles Supplementary, are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of
Common Stock (one vote per share) and will vote together with holders of Common Stock (one vote per share) as a single class. However, hold-
ers of Preferred Stock, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred
Stock, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock,
(b) change each Fund’s subclassification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

5. Income Tax Information:

Reclassifications: U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year’s permanent book/tax differences for the Funds have been reclassi-
fied as follows:

BlackRock MuniHoldings Fund, Inc.

$83,653 has been reclassified between undistributed net investment income and accumulated net realized gain as a result of permanent differences attributable to the reclassification of distributions. This re-
classification has no effect on net assets or net asset value per share.

BlackRock MuniHoldings Insured Fund, Inc.

$8,509,208 has been reclassified between paid-in-capital in excess of par and accumulated net realized loss as a result of permanent differ-
ences attributable to the expiration of capital loss carryforwards. This reclassification has no effect on net assets or net asset value per share.

BlackRock MuniHoldings Fund, Inc.

The tax character of distributions paid during the fiscal years ended
April 30, 2008 and April 30, 2007 was as follows:

	4/30/2008	4/30/2007

Distributions paid from:
Tax-exempt income	$ 16,178,174	$16,870,018
Ordinary income	$ 100,708	—
Long-term capital gains	1,534,274	—

Total distributions	$ 17,813,156	$16,870,018

As of April 30, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt net income	$ 1,136,504
Undistributed long-term net capital gains	342,059

Total undistributed net earnings	1,478,563
Net unrealized gains	2,766,193*

Total accumulated net earnings	$ 4,244,756

* The difference between book-basis and tax-basis net unrealized gains is attribu-
table primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between book and tax treatment of residual interest in tender option bonds.

BlackRock MuniHoldings Insured Fund, Inc.

The tax character of distributions paid during the fiscal years ended April
30, 2008 and April 30, 2007 was as follows:

	4/30/2008	4/30/2007

Distributions paid from:
Tax-exempt income	$ 12,555,586	$12,849,769

Total distributions	$ 12,555,586	$12,849,769

As of April 30, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt net income	$ 321,416
Undistributed long-term net capital gains	—

Total undistributed net earnings	321,416
Capital loss carryforward	(10,207,633)*
Net unrealized losses	(1,849,248)**

Total accumulated net losses	$ (11,735,465)

* On April 30, 2008, the Fund had a capital loss carryforward of $10,207,633, of which $9,583,913 expires in 2009 and $623,720 expires in 2016. This amount will be available to offset future realized capital gains.
** The difference between book-basis and tax-basis net unrealized losses is attributa-
ble primarily to tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between book and tax treatment of residual interest in tender option bonds.

6. Concentration Risk:

Each Fund’s investments are concentrated in certain states, which may be affected by adverse financial, social, environmental, economic, regulatory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons and there is no assurance that the insurer will meet its obligation.

24 ANNUAL REPORT

APRIL 30, 2008

Notes to Financial Statements (concluded)

7. Restatement Information:

Subsequent to the initial issuance of their April 30, 2006 financial state-
ments, the Funds determined that the criteria for sale accounting in FAS
140 had not been met for certain transfers of municipal bonds related to investments in TOB Residuals, and that these transfers should have been accounted for as secured borrowings rather than as sales. As a result, certain financial highlights for each of the two years in the period ended April 30, 2005 have been restated to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.

MuniHoldings Fund, Inc.

Financial Highlights
For the Years Ended April 30, 2005 and 2004

	2005		2004

	Previously		Previously
	Reported	Restated	Reported	Restated

Total expenses,
net of reimbursement*	1.13%	1.15%	1.14%	1.23%
Total expenses*	1.13%	1.15%	1.15%	1.24%
Portfolio turnover	36.23%	34%	42.89%	41%

* Do not reflect the effect of dividends to Preferred Stock shareholders.

MuniHoldings Insured Fund, Inc.

Financial Highlights
For the Years Ended April 30, 2005 and 2004

	2005		2004

	Previously		Previously
	Reported	Restated	Reported	Restated

Total expenses,
net of reimbursement**	1.24%	1.60%	1.24%	1.57%
Total expenses**	1.35%	1.70%	1.34%	1.67%
Portfolio turnover	51.81%	43%	39.94%	41%

** Do not reflect the effect of dividends to Preferred Stock shareholders.

8. Subsequent Events:

Each Fund paid a tax-exempt income dividend to holders of Common
Stock in the amounts of $0.07100 per share and $.048500 per
share relating to BlackRock MuniHoldings Fund, Inc. and BlackRock
MuniHoldings Insured Fund, Inc., respectively, on June 2, 2008 to share-
holders of record on May 15, 2008.

The dividends declared on Preferred Stock for the period May 1, 2008 to May 31, 2008 for each of the Funds were as follows:

Dividends
BlackRock MuniHoldings Fund, Inc.	Declared

Series A	$154,375
Series B	$152,691
Series C	$ 53,947

Dividends
BlackRock MuniHoldings Insured Fund, Inc.	Declared

Series A	$197,623
Series B	$165,731

On June 2, 2008, the Funds announced the following redemptions of Preferred Stock at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

		Shares
BlackRock	Redemption	to be	Aggregate
MuniHoldings Fund, Inc.:	Date	Redeemed	Price

Series A	6/25/2008	582	$14,550,000
Series B	6/27/2008	582	$14,550,000
Series C	6/24/2008	159	$ 3,975,000

BlackRock		Shares
MuniHoldings	Redemption	to be	Aggregate
Insured Fund, Inc.:	Date	Redeemed	Price

Series A	6/27/2008	796	$19,900,000
Series B	6/24/2008	796	$19,900,000

The Funds will finance the Preferred Stock redemptions with cash received from TOB transactions.

ANNUAL REPORT

APRIL 30, 2008

25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors of BlackRock
MuniHoldings Fund, Inc. and BlackRock MuniHoldings
Insured Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock MuniHoldings
Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. (the “Funds”)
as of April 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management.
Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended April 30, 2005 (before the restatement described in Note 7) were audited by other auditors whose report, dated June 10, 2005, expressed a qualified opinion on the finan-
cial highlights because of the errors described in Note 7.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over finan-
cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by corre-
spondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of
BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured
Fund, Inc. referred to above, present fairly, in all material respects, their financial position as of April 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

We also have audited the adjustments, applied by management, to restate certain financial highlights for each of the two years in the period ended April 30, 2005 to correct the errors described in Note 7. These adjustments are the responsibility of the Funds’ management. The audit procedures that we performed with respect to the adjustments included such tests as we considered necessary in the circumstances and were designed to obtain reasonable assurance about whether the adjust-
ments are appropriate and have been properly applied, in all material respects, to the restated financial highlights for each of the two years in the period ended April 30, 2005. We did not perform any audit proce-
dures designed to assess whether any additional adjustments to such financial highlights might be necessary in order for such financial high-
lights to be presented in conformity with generally accepted accounting principles. In our opinion, the adjustments to the financial highlights for each of the two years in the period ended April 30, 2005 described in
Note 7 are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to such financial highlights other than with respect to the adjustments described in Note 7 and, accordingly, we do not express an opinion or any other form of assurance on such financial highlights.

Deloitte & Touche LLP Princeton, New Jersey June 24, 2008

26 ANNUAL REPORT

APRIL 30, 2008

Important Tax Information

All of the net investment income distributions paid by BlackRock MuniHoldings Fund, Inc. and BlackRock MuniHoldings Insured Fund, Inc. during the taxable year ended April 30, 2008 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the following table summarizes the taxable per share distributions paid by MuniHoldings Fund, Inc. during the year:

		Payable	Short-Term	Long-Term
		Date	Capital Gains	Capital Gains

Common Stock Shareholders		12/31/2007	$0.005123	$0.078062

Preferred Stock Shareholders:
	Series A	11/21/2007	$1.58	$24.23
		11/28/2007	$1.82	$27.69
		12/05/2007	$2.00	$30.46
		12/19/2007	$0.50	$ 7.49
	Series B	11/16/2007	$1.58	$24.23
		11/23/2007	$1.60	$24.22
		11/30/2007	$1.86	$28.38
		12/14/2007	$0.84	$12.71
	Series C	11/20/2007	$1.57	$23.88
		11/27/2007	$1.63	$24.77
		12/04/2007	$1.91	$29.08
		12/18/2007	$0.81	$12.35

ANNUAL REPORT

APRIL 30, 2008

27

Automatic Dividend Reinvestment Plan

How the Plan Works — The Funds offer a Dividend Reinvestment Plan
(the “Plan”) under which income and capital gains dividends paid by a
Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by
The BNY Shareowner Services (the “Plan Agent”). Under the Plan, when-
ever a Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage com-
missions (a condition often referred to as a “market premium”), the Plan
Agent will invest the dividend amount in newly issued shares. If the
Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan
Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is deter-
mined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash.
Shareholders who do not wish to participate in the Plan must advise the
Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely volun-
tary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The
Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of a Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received.
However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for partici-
pating in the Plan. The Plan Agent’s service fees for handling the rein-
vestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distribu-
tions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.
Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Funds. If, when the Funds’ shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, includ-
ing any questions about the Plan, should be directed to the Plan Agent at BNY Mellon Shareowner Services, .O. Box 358035, Pittsburgh, PA,
15252-8035, Telephone: (866) 216-0242.

28 ANNUAL REPORT

APRIL 30, 2008

Officers and Directors

Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director**	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors*

G. Nicholas Beckwith, III	Director	Since	Chairman and Chief Executive Officer, Arch Street Management, LLC	112 Funds	None
40 East 52nd Street		2007	(Beckwith Family Foundation) and various Beckwith property companies	109 Portfolios
New York, NY 10022			since 2005; Chairman of the Board of Directors, University of Pittsburgh
1945			Medical Center since 2002; Board of Directors, Shady Side Hospital
Foundation since 1977; Board of Directors, Beckwith Institute for
Innovation In Patient Care since 1991; Member, Advisory Council on
Biology and Medicine, Brown University since 2002; Trustee, Claude
Worthington Benedum Foundation (charitable foundation) since 1989;
Board of Trustees, Chatham College since 1981; Board of Trustees,
University of Pittsburgh since 2002; Emeritus Trustee, Shady Side
Academy since 1977; Formerly Chairman and Manager, Penn West
Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and
Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005;
Formerly Board of Directors, National Retail Properties (REIT) from
2006 to 2007.

Richard E. Cavanagh	Director and	Since	Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life	113 Funds	Arch Chemical
40 East 52nd Street	Chair of the	2007	Insurance Company of America since 1998; Chairman and Trustee,	110 Portfolios	(chemical and allied
New York, NY 10022	Board of		Educational Testing Service since 1997; Director, The Fremont Group		products)
1946	Directors		since 1996; Formerly President and Chief Executive Officer of The
Conference Board, Inc. (global business research organization) from
1995 to 2007.

Kent Dixon	Director and	Since	Consultant/Investor since 1988.	113 Funds	None
40 East 52nd Street	Member of	2007		110 Portfolios
New York, NY 10022	the Audit
1937	Committee

Frank J. Fabozzi	Director and	Since	Consultant/Editor of The Journal of Portfolio Management since 2006;	113 Funds	None
40 East 52nd Street	Member of	2007	Professor in the Practice of Finance and Becton Fellow, Yale University,	110 Portfolios
New York, NY 10022	the Audit		School of Management, since 2006; Formerly Adjunct Professor of
1948	Committee		Finance and Becton Fellow, Yale University from 1994 to 2006.

Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting firm)	113 Funds	The McClatchy
40 East 52nd Street		2007	since 1987; Chair, Board of Trustees, McLean Hospital since 2000;	110 Portfolios	Company
New York, NY 10022			Member of the Corporation of Partners Community Healthcare, Inc.		(publishing)
1941			since 2005; Member of the Corporation of Partners HealthCare since
1995; Member of the Corporation of Sherrill House (healthcare) since
1990; Trustee, Museum of Fine Arts, Boston since 1992; Member of the
Visiting Committee to the Harvard University Art Museum since 2003;
Trustee, The Committee for Economic Development (research organi-
zation) since 1990; Member of the Advisory Board to the International
School of Business, Brandeis University since 2002; Formerly Director of Bell South (communications) from 1998 to 2006; Formerly Director of Ionics (water purification) from 1992 to 2005; Formerly Director of
John Hancock Financial Services from 1994 to 2003; Formerly
Director of Knight Ridder (media) from 1998 to 2006.

James T. Flynn	Director and	Since	Formerly Chief Financial Officer of JP Morgan & Co., Inc. from 1990	112 Funds	None
40 East 52nd Street	Member of	2007	to 1995.	109 Portfolios
New York, NY 10022	the Audit
1939	Committee

Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific	112 Funds	BlackRock-Kelso
40 East 52nd Street		2007	equipment) since 2000.	109 Portfolios	Capital Corp.
New York, NY 10022
1942

ANNUAL REPORT

APRIL 30, 2008

29

Officers and Directors (continued)

Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director**	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors* (concluded)

R. Glenn Hubbard	Director	Since	Dean of Columbia Business School since 2004; Columbia faculty	113 Funds	ADP (data and
40 East 52nd Street		2007	member since 1988; Formerly Co-Director of Columbia Business	110 Portfolios	information services),
New York, NY 10022			School's Entrepreneurship Program from 1997 to 2004; Visiting		KKR Financial
1958			Professor at the John F. Kennedy School of Government at Harvard		Corporation (finance),
			University and the Harvard Business School since 1985 and at the		Duke Realty (real
			University of Chicago since 1994; Formerly Chairman of the U.S.		estate), Metropolitan
			Council of Economic Advisers under the President of the United		Life Insurance Com-
			States from 2001 to 2003.		pany (insurance),
Information Services
Group (media/
technology)

W. Carl Kester	Director and	Since	Mizuho Financial Group Professor of Finance, Harvard Business	112 Funds	None
40 East 52nd Street	Member of	2007	School. Deputy Dean for Academic Affairs since 2006; Unit Head,	109 Portfolios
New York, NY 10022	the Audit		Finance, Harvard Business School, from 2005 to 2006; Senior
1951	Committee		Associate Dean and Chairman of the MBA Program of Harvard
Business School, from 1999 to 2005; Member of the faculty of
Harvard Business School since 1981; Independent Consultant
since 1978.

Karen . Robards	Director and	Since	Partner of Robards & Company, LLC, (financial advisory firm) since	112 Funds	AtriCure, Inc.
40 East 52nd Street	Chair of	2007	1987; Co-founder and Director of the Cooke Center for Learning and	109 Portfolios	(medical devices);
New York, NY 10022	the Audit		Development, (a not-for-profit organization) since 1987; Formerly		Care Investment
1950	Committee		Director of Enable Medical Corp. from 1996 to 2005; Formerly an		Trust, Inc. (health
			investment banker at Morgan Stanley from 1976 to 1987.		care REIT)

Robert S. Salomon, Jr.	Director and	Since	Formerly Principal of STI Management LLC (investment adviser) from	112 Funds	None
40 East 52nd Street	Member of	2007	1994 to 2005.	109 Portfolios
New York, NY 10022	the Audit
1936	Committee

* Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
** Following the combination of Merrill Lynch Investment Managers, L (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the
various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, those directors first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994;
Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since
1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; Karen . Robards since 1998 and Robert S. Salomon, Jr. since 1996.

Interested Directors*

Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief	185 Funds	None
40 East 52nd Street		2007	Executive Officer, State Street Research & Management Company	295 Portfolios
New York, NY 10022			from 2000 to 2005; Formerly Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds from 2000 to 2005; Formerly
Chairman, SSR Realty from 2000 to 2004

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director,	184 Funds	None
40 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative	294 Portfolios
New York, NY 10022			Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President
1947			of BlackRock Funds and BlackRock Bond Allocation Target Shares from
2005 to 2007 and Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.

*	Messrs. Davis and Gabbay are both “interested persons,” as defined in the Investment Company Act of 1940, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

30 ANNUAL REPORT

APRIL 30, 2008

Officers and Directors (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past 5 Years

Fund Officers*

Donald C. Burke	Fund	Since	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment
40 East 52nd Street	President	2007	Managers, L (“MLIM”) and Fund Asset Management, L (“FAM”) in 2006; First Vice President thereof from
New York, NY 10022	and Chief		1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Executive
Officer

Anne F. Ackerley	Vice	Since	Managing Director of BlackRock, Inc. since 2000 and First Vice President and Chief Operating Officer of Mergers
40 East 52nd Street	President	2007	and Acquisitions Group from 1997 to 2000; First Vice President and Chief Operating Officer of Public Finance
New York, NY 10022			Group thereof from 1995 to 1997; First Vice President of Emerging Markets Fixed Income Research of Merrill
1962			Lynch & Co., Inc. from 1994 to 1995.

Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since	2006; Formerly Senior Vice President and Line of Business Head of
40 East 52nd Street	Financial	2007	Fund Accounting and Administration at PFPC Inc. from 1992 to 2006.
New York, NY 10022	Officer
1966

Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the
40 East 52nd Street		2007	MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970

Brian . Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the Funds
40 East 52nd Street	Compliance	2007	since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of
New York, NY 10022	Officer of		BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000;
1959	the Funds		Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly
40 East 52nd Street		2007	General Counsel (U.S.) of Goldman Sachs Asset Management, L from 1993 to 2006.
New York, NY 10022
1965

* Officers of the Funds serve at the pleasure of the Board of Directors.

Custodian	Transfer Agent		Accounting Agent	Independent Registered Public	Legal Counsel
The Bank of New York Mellon Common Stock and			State Street Bank and	Accounting Firm	Skadden, Arps, Slate,
New York, NY 10286	Preferred Stock		Trust Company	Deloitte & Touche LLP	Meagher & Flom LLP
	BNY Mellon Shareowner Services Princeton, NJ 08540			Princeton, NJ 08540	New York, NY 10036
Jersey City, NJ 07310

ANNUAL REPORT

APRIL 30, 2008

31

Additional Information

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month.

As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is dislcosed in the
Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

Fund Certification

The Funds listed for trading on the New York Stock Exchange (“NYSE”)
have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sabanes-Oxley Act.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Funds’ Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

32 ANNUAL REPORT

APRIL 30, 2008

Additional Information (continued)

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’
websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’
electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

General Information

The Funds do not make available copies of their Statements of Additional
Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of the Funds have not been updated after completion of the Funds’ offering and the information contained in the Funds’ Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ invest-
ment objective or policies or to the Funds’ charter or by-laws that were not approved by the shareholders or in the principal risk factors associ-
ated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and elimi-
nate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

ANNUAL REPORT

APRIL 30, 2008

33

Additional Information (concluded)

Deposit Securities

Effective May 30, 2008, following approval by the Funds’ Board and the applicable ratings agencies, the definition of “Deposited Securities” in the Funds’ Articles Supplementary was amended in order to facilitate the redemption of the Funds’ Preferred Stock. The following phrase was added to the definition of “Deposit Securities” found in the Funds’ Articles
Supplementary:

; provided, however, that solely in connection with any redemption of
AMPS, the term Deposit Securities shall include (i) any committed financing pursuant to a credit agreement, reverse repurchase agree-
ment facility or similar credit arrangement, in each case which makes available to the Corporation, no later than the day preceding the applicable redemption date, cash in an amount not less than the aggregate amount due to Holders by reason of the redemption of their shares of AMPS on such redemption date; and (ii) cash
amounts due and payable to the Corporation out of a sale of its securities if such cash amount is not less than the aggregate amount due to Holders by reason of the redemption of their shares of AMPS on such redemption date and such sale will be settled not later than the day preceding the applicable redemption date.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-
related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your transac-
tions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

34 ANNUAL REPORT

APRIL 30, 2008

This report is transmitted to shareholders only. It is not a prospectus.
Past performance results shown in this report should not be consid-
ered a representation of future performance. The Funds have lever-
aged their Common Stock, which creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock,
and the risk that fluctuations in the short-term dividend rates of the Preferred Stock, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-
free 1-800-441-7762; (2) at www.blackrock.com; and (3)
on the Securities and Exchange Commission’s website at
http://www.sec.gov. Information about how the Funds voted
proxies relating to securities held in the Funds’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling
(800) 441-7762 and (2) on the Securities and Exchange
Commission’s Web site at http://www.sec.gov.

BlackRock MuniHoldings Fund, Inc.
BlackRock MuniHoldings Insured Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

#MH1INS-4/08

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant's board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
Ronald W. Forbes (term ended effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr. (term began effective November 1, 2007)
Richard R. West (term ended effective November 1, 2007)

The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock
MuniHoldings	$29,000	$29,400	$3,500	$3,500	$6,100	$6,100	$1,049	$0
Insured Fund, Inc.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock MuniHoldings	$292,049	$3,005,683
Insured Fund, Inc.

(h) The registrant’s audit committee has considered and determined that the provision of

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
Ronald W. Forbes (term ended effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
Cynthia A. Montgomery (term ended effective November 1, 2007)
Jean Margo Reid (term ended effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr. (term began effective November 1, 2007)
Roscoe S. Suddarth (not reappointed to audit committee effective November 1, 2007; retired effective December 31, 2007)
Richard R. West (term ended effective November 1, 2007)

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies of the Fund are attached hereto as Exhibit
99.PROXYPOL.

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12 month period ended June 30 is available without charge
(1) at www.blackrock.com and (2) on the Commission’s web site at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of April 30,
2008.

(a)(1) BlackRock MuniHoldings Insured Fund, Inc. is managed by a team of investment professionals comprised of Robert D. Sneeden, Director at BlackRock, Theodore R. Jaeckel,
Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at
BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group.
Messrs. Jaeckel, O’Connor and Sneeden are responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selecting the Fund’s investments. Messrs. Jaeckel,
O’Connor and Sneeden have been the Fund’s portfolio managers since 2006.

Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing
Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment
Managers, L.P. (“MLIM”) from 2005 to 2006 and a Director of MLIM from 1997 to 2005.
He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. O’Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing
Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. Sneeden joined BlackRock in 2006. Prior to joining BlackRock, he was a Director
(Municipal Tax-Exempt Fund Management) of MLIM since 2006 and was a Vice President of MLIM from 1998 to 2006. Mr. Sneeden has been a portfolio manager with BlackRock or
MLIM since 1994.

(a)(2) As of April 30, 2008:

				(iii) Number of Other Accounts and
	(ii) Number of Other Accounts Managed			Assets for Which Advisory Fee is
	and Assets by Account Type				Performance-Based

	Other			Other
(i) Name of	Registered	Other Pooled		Registered	Other Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts

Theodore R.

Jaeckel, Jr.	81	1	0	0	1	0

	$27.88 Billion	$13.2 Million	$0	$0	$13.2 Million	$0

Walter

O’Connor	81	0	0	0	0	0

	$27.88 Billion	$0	$0	$0	$0	$0

Robert D.

Sneeden	10	0	0	0	0	0

	$2.48 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the
Funds. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale
BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.
Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. In this regard, it should be noted that Mr. Jaeckel currently manages certain accounts that are subject to performance fees. In addition, Mr. Jaeckel assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of April 30, 2008:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within
BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment

Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the
Fund include a combination of market-based indices (e.g., Lehman Brothers Municipal
Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.
Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in
BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in
BlackRock, Inc. common stock. Each portfolio manager has received awards under the
LTIP.

Deferred Compensation Program —A portion of the compensation paid to eligible
BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a
401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock
Employee Stock Purchase Plan (ESPP). The employer contribution components of the
RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to
3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm.
BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a
5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of
$25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities. As of April 30, 2008, none of Messrs. Jaeckel,
O’Connor or Sneeden beneficially owned any stock issued by the Fund.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings Insured Fund, Inc.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock MuniHoldings Insured Fund, Inc.

Date: June 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Insured Fund, Inc.

Date: June 23, 2008

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings Insured Fund, Inc.

Date: June 23, 2008